UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2024

Maison Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41720	84-2498787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 N Garfield Ave, Monterey Park, California 91754
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (626) 737-5888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On April 4, 2024, AZLL, LLC (“Purchaser” or “AZLL”), an Arizona limited liability company and a wholly-owned subsidiary of Maison Solutions Inc. (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Meng Truong (“Meng Truong”) and Paulina Truong (“Paulina Truong” and, together with Meng Truong, the “Sellers”), pursuant to which Purchaser purchased 100% of the outstanding equity interests in Lee Lee Oriental Supermart, Inc. d/b/a Lee Lee Oriental Supermarket, Lee Lee International Supermarkets or Lee Lee (“Lee Lee”) from the Sellers (the “Transaction”).

Pursuant to the Purchase Agreement, Purchaser agreed to pay to the Sellers an aggregate purchase price of approximately $22.2 million, subject to certain adjustments as set forth in the Purchase Agreement, consisting of: (i) $7.0 million in cash paid immediately at the closing of the Transaction, and (ii) a senior secured note agreement with an original principal amount of approximately $15.2 million, subject to certain adjustments as set forth therein and further described below. In addition, the Purchase Agreement contained customary representations and warranties, and indemnification, non-competition, non-solicitation and confidentiality provisions.

The Transaction closed on April 8, 2024. The Board of Directors of the Company approved the Purchase Agreement and the transactions contemplated thereby on March 27, 2024.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Senior Secured Note Agreement

On April 8, 2024, pursuant to the Purchase Agreement, Lee Lee and AZLL entered into a senior secured note agreement (the “Senior Secured Note Agreement”) with the Sellers, pursuant to which Lee Lee issued the Sellers a secured promissory note (the “Secured Note”) for an aggregate initial principal amount of approximately $15.2 million, subject to certain adjustments as set forth therein (the “Principal Amount”).

Under the Senior Secured Note Agreement, the Secured Note will accrue interest on the outstanding Principal Amount at an annual interest rate of five percent. The payment schedule of the Principal Amount of the Secured Note is as follows: (i) $2.5 million due and immediately payable on each of May 8, 2024 and June 8, 2024; (ii) $1.5 million due and immediately payable on each of September 8, 2024, October 8, 2024 and November 8, 2024; (iii) $1.0 million due and immediately payable on December 8, 2024; and (iv) approximately $4.7 million due and immediately payable on February 8, 2025. Additionally, pursuant to the terms and conditions of the Senior Secured Note Agreement, the Principal Amount may be adjusted to include certain Premium Guarantees (as defined in the Senior Secured Note Agreement) if certain conditions, as set forth in the Senior Secured Note Agreement and the Purchase Agreement, are not met.

Upon an “Event of Default” under the Senior Secured Note Agreement, the holders of the Secured Note will have certain rights, including the right to (i) declare all of the Obligations, as defined therein, to be immediately due and payable, and (ii) resume daily operational control of Lee Lee’s operations until such time as the Obligations, as defined therein, have been satisfied. Additionally, if an “Event of Default” occurs, the outstanding Principal Amount will bear interest at the simple interest rate of 10 percent (10%) per annum, from the date of such Event of Default until all such sum are fully paid.

The foregoing summary of the Senior Secured Note Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Senior Secured Note Agreement, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Security Agreement

On April 8, 2024, pursuant to the Purchase Agreement and the Senior Secured Note Agreement, Lee Lee and AZLL (collectively, the “Grantors”) entered into a security agreement (the “Security Agreement”) with the Sellers as holders of the Secured Note. The Security Agreement creates a first priority security interest in all assets of Lee Lee and the capital stock of Lee Lee held by AZLL (the “Collateral”).

Upon the occurrence of an uncured “Event of Default” under the Security Agreement, the Sellers will have certain rights under the Security Agreement including accelerating or foreclosing on the Collateral and declaring all obligations secured by the Security Agreement immediately due and payable.

The foregoing summary of the Security Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Security Agreement, a copy of which is filed herewith as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Guarantees

On April 8, 2024, in connection with the execution of the Senior Secured Note Agreement, and pursuant to the Purchase Agreement, AZLL entered into a guarantee (the “Purchaser Guarantee”) to and for the benefit of the Sellers, pursuant to which AZLL unconditionally guarantees the payment by Lee Lee of the Principal Amount, as adjusted pursuant to the Secured Note and the faithful and prompt performance by Lee Lee of the conditions and covenants of the Secured Note.

Also on April 8, 2024, in connection with the execution of the Senior Secured Note Agreement, and pursuant to the Purchase Agreement, John Jun Xu, Chairman, Chief Executive Officer and controlling stockholder of the Company, and Grace Xu, spouse of John Jun Xu (together with John Jun Xu, the “Xu Guarantors”), entered into a guarantee (the “Xu Guarantee” and, together with the Purchaser Guarantee, the “Guarantees”) to and for the benefit of the Sellers, pursuant to which the Xu Guarantors unconditionally guarantee the payment by Lee Lee of the Principal Amount, as adjusted pursuant to the Secured Note and the faithful and prompt performance by Lee Lee of the conditions and covenants of the Secured Note.

The foregoing summaries of the Guarantees and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Xu Guarantee and the form of Purchaser Guarantee, copies of which are filed herewith as Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On April 10, 2024, the Company issued a press release announcing the acquisition of Lee Lee. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The financial statements required by Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Stock Purchase Agreement, dated April 4, 2024, by and among AZLL, LLC, Meng Truong and Paulina Truong.
10.2	Form of Senior Secured Note Agreement (included as Exhibit B to the Stock Purchase Agreement filed as Exhibit 10.1 hereto).
10.3	Form of Security Agreement (included as Exhibit E to the Stock Purchase Agreement filed as Exhibit 10.1 hereto).
10.4	Form of Xu Guarantee Agreement (included as Exhibit F to the Stock Purchase Agreement filed as Exhibit 10.1 hereto).
10.5	Form of Purchaser Guarantee Agreement (included as Exhibit G to the Stock Purchase Agreement filed as Exhibit 10.1 hereto).
99.1	Press Release dated April 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2024	MAISON SOLUTIONS INC.

By:	/s/ John Xu
John Xu
Chief Executive Officer, Chairman and President

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